Exhibit 99.1

K&S Corporate Headquarters Kulicke & Soffa Pte Ltd 23A Serangoon North Ave 5 #01-01, Singapore 554369
+65-6880-9600 main +65-6880-9580 fax www.kns.com Co. Regn. No. 199902120H

Kulicke & Soffa Reports First Quarter 2018 Results

•	Reports $213.7 million of December quarters sales, up 43% over the same period last year

•	Delivers $38.6 million of December quarter operating profit, up 123% over the same period last year

•	Guides record first fiscal half 2018 revenue between $419 and $429 million

Singapore – January 31, 2018 – Kulicke and Soffa Industries, Inc. (NASDAQ: KLIC) (“Kulicke & Soffa”, “K&S” or the “Company”) today announced results for its first fiscal quarter ended December 30, 2017. The Company reported first quarter net revenue of $213.7 million, a diluted EPS of $(0.98) and a non-GAAP diluted EPS was $0.54.

Quarterly Results - U.S. GAAP
	Fiscal Q1 2018	Change vs. Fiscal Q1 2017	Change vs. Fiscal Q4 2017
Net Revenue	$213.7 million	up 42.8%	down 1.0%
Gross Profit	$99.0 million	up 44.9%	down 5.4%
Gross Margin	46.3%	up 60 bps	down 220 bps
Income from Operations	$38.6 million	up 123.1%	up 4.6%
Operating Margin	18.1%	up 650 bps	up 100 bps
Net Loss	$(69.3) million	down 544.2%	down 289.3%
Net Margin	(32.4)%	down 4280 bps	down 4940 bps
EPS – Diluted(a)	$(0.98)	down 545.5%	down 292.2%

(a)
GAAP diluted net earnings per share reflects any dilutive effect of outstanding restricted stock units and stock options, but that effect is excluded when calculating GAAP diluted net (loss) per share because it would be anti-dilutive. For the three months ended December 30, 2017, 1.2 million shares of restricted stock units and stock options were excluded due to the Company's net loss.

Quarterly Results - Non-GAAP

	Fiscal Q1 2018	Change vs. Fiscal Q1 2017	Change vs. Fiscal Q4 2017
Income from Operations	$41.8 million	up 122.3%	up 3.5%
Operating Margin	19.6%	up 700 bps	up 90 bps
Net Income	$38.8 million	up 126.9%	down 3.2%
Net Margin	18.2%	up 680 bps	down 40 bps
EPS - Diluted	$0.54	up 125.0%	down 3.6%
* A reconciliation of the GAAP and non-GAAP adjusted results is provided in the financial tables included in this release. See also “Use of Non-GAAP Financial Results” section.

Dr. Fusen Chen, Kulicke & Soffa's President and Chief Executive Officer, stated, “Strength during the December quarter was driven by our competitive automotive, LED, memory and image sensor solutions in addition to the ongoing strong business environment."

During the December quarter the Company incurred a charge of $105 million due to the impact of the Tax Cuts and Reform Act of 2017. On a non-GAAP basis, diluted earnings per share increased by 125% over the same period in the prior year.

First Quarter Fiscal 2018 Financial Highlights

•	Net revenue of $213.7 million.

•	Gross margin of 46.3%.

•	Non-GAAP net income of $38.8 million or $0.54 per share.

•	Cash, cash equivalents, and short-term investments were $649.7 million as of December 30, 2017.

Second Quarter Fiscal 2018 Outlook

The Company currently expects net revenue in the second fiscal quarter of 2018 ending March 31, 2018 to be approximately $205 million to $215 million. For the first fiscal half of 2018, this guidance represents an increase of 21% over the same period in the prior year.

Looking forward, Dr. Fusen Chen commented, "Our competitive positions and exposure to higher-growth segments provides additional upside beyond the already favorable semiconductor unit growth rate of 8.9%, calendar 2017 through 2021. In addition, we remain focused to further enhance these long-term growth prospects through traction with our growing advanced packaging offerings and share gains within our recurring revenue business."

Use of Non-GAAP Financial Results
In addition to U.S. GAAP results, this press release also contains non-GAAP financial results. The Company's non-GAAP results exclude amortization related to intangible assets acquired through business combinations, goodwill impairment, costs associated with restructuring, income tax expense related to the Tax Cuts and Jobs Act of 2017 as well as tax benefits or expense associated with the foregoing non-GAAP items. These non-GAAP measures are consistent with the way management analyzes and assesses the Company’s operating results.  The Company believes these non-GAAP measures enhance investors’ understanding of the Company’s underlying operational performance, as well as their ability to compare the Company’s period-to-period financial results and the Company’s overall performance to that of its competitors.

Management uses both U.S. GAAP metrics as well as non-GAAP operating income, operating margin, net income, net margin and net income per diluted share to evaluate the Company's operating and financial results. Non-GAAP financial measures may not provide information that is directly comparable to that provided by other companies in the Company’s industry, as other companies in the industry may calculate non-GAAP financial results differently. In addition, there are limitations in using non-GAAP financial measures because the non-GAAP financial measures are not prepared in accordance with GAAP, may be different from non-GAAP financial measures used by other companies and exclude expenses that may have a material impact on the Company’s reported financial results. The presentation of non-GAAP items is meant to supplement, but not substitute for, GAAP financial measures or information. The Company believes the presentation of non-GAAP results in combination with GAAP results provides better transparency to the investment community when analyzing business trends, providing meaningful comparisons with prior period performance and enhancing investors' ability to view the Company's results from management's perspective. A reconciliation of each available GAAP to non-GAAP financial measure discussed in this press release is contained in the attached exhibit.

Earnings Conference Call Details

A conference call to discuss these results will be held today, January 31, 2018, beginning at 6:00 pm (EST). To access the conference call, interested parties may call +1-877-407-8037 or internationally +1-201-689-8037. The call will also be available by live webcast at investor.kns.com.

A replay will be available from approximately one hour after the completion of the call through February 14, 2018 by calling toll-free +1-877-660-6853 or internationally +1-201-612-7415 and using the replay ID number of 13675324. A webcast replay will also be available at investor.kns.com.

About Kulicke & Soffa

Kulicke & Soffa (NASDAQ: KLIC) is a leading provider of semiconductor packaging and electronic assembly solutions supporting the global automotive, consumer, communications, computing and industrial segments. As a pioneer in the semiconductor space, K&S has provided customers with market leading packaging solutions for decades. In recent years, K&S has expanded its product offerings through strategic acquisitions and organic development, adding advanced packaging, electronics assembly, wedge bonding and a broader range of expendable tools to its core offerings. Combined with its extensive expertise in process technology and focus on development, K&S is well positioned to help customers meet the challenges of packaging and assembling the next-generation of electronic devices (www.kns.com).

Caution Concerning Results and Forward Looking Statements

In addition to historical statements, this press release contains statements relating to future events and our future results. These statements are “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995, and include, but are not limited to, statements that relate to our future revenue, sustained, increasing, continuing or strengthening demand for our products, replacement demand, our research and development efforts, our ability to control costs, and our ability to identify and realize new growth opportunities within segments, such as automotive and industrial as well as surrounding technology adoption such as system in package and advanced packaging techniques. While these forward-looking statements represent our judgments and future expectations concerning our business, a number of risks, uncertainties and other important factors could cause actual developments and results to differ materially from our expectations. These factors include, but are not limited to: the risk that customer orders already received may be postponed or canceled, generally without charges; the risk that anticipated customer orders may not materialize; the risk that our suppliers may not be able to meet our demands on a timely basis; the volatility in the demand for semiconductors and our products and services; the risk that identified market opportunities may not grow or developed as we anticipated; volatile global economic conditions, which could result in, among other things, sharply lower demand for products containing semiconductors and for the Company’s products, and disruption of capital and credit markets; the risk of failure to successfully manage our operations; the possibility that we may need to impair the carrying value of goodwill and/or intangibles established in connection with one or more of our prior acquisitions; acts of terrorism and violence; risks, such as changes in trade regulations, currency fluctuations, political instability and war, which may be associated with a substantial non-U.S. customer and supplier base and substantial non-U.S. manufacturing operations; the impact of changes in tax law; and the factors listed or discussed in Kulicke and Soffa Industries, Inc. 2017 Annual Report on Form 10-K and our other filings with the Securities and Exchange Commission. Kulicke and Soffa Industries, Inc. is under no obligation to (and expressly disclaims any obligation to) update or alter its forward-looking statements whether as a result of new information, future events or otherwise.

Contacts:

Kulicke & Soffa Industries, Inc.
Joseph Elgindy
Investor Relations & Strategic Initiatives
P: +1-215-784-7518
F: +1-215-784-6180

KULICKE & SOFFA INDUSTRIES, INC.
CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS
(In thousands, except per share and employee data)
(Unaudited)

	Three months ended
	December 30, 2017	December 31, 2016
Net revenue	$213,691	$149,639
Cost of sales	114,652	81,321
Gross profit	99,039	68,318

Operating expenses:
Selling, general and administrative	26,961	28,009
Research and development	30,250	21,505
Amortization of intangible assets	1,943	1,523
Restructuring	1,314	—
Total operating expenses	60,468	51,037
Income from operations	38,571	17,281
Other income (expense):
Interest income	1,975	1,172
Interest expense	(266)	(262)
Income before income taxes	40,280	18,191
Income tax expense	109,633	2,608
Share of results of equity-method investee, net of tax	(16)	—
Net (loss)/income	$(69,337)	$15,583

Net (loss)/income per share:
Basic	$(0.98)	$0.22
Diluted	$(0.98)	$0.22

Weighted average shares outstanding:
Basic	70,577	70,854
Diluted	70,577	71,763

	Three months ended
Supplemental financial data:	December 30, 2017	December 31, 2016
Depreciation and amortization	$4,468	$3,944
Capital expenditures	6,257	2,229
Equity-based compensation expense:
Cost of sales	132	141
Selling, general and administrative	2,323	2,734
Research and development	654	727
Total equity-based compensation expense	$3,109	$3,602

	As of
	December 30, 2017	December 31, 2016
Backlog of orders [1]	$164,968	$86,676
Number of employees	3,181	2,827

1.	Represents customer purchase commitments. While the Company believes these orders are firm, they are generally cancellable by customers without penalty.

KULICKE & SOFFA INDUSTRIES, INC.
CONSOLIDATED CONDENSED BALANCE SHEETS
(In thousands)
(Unaudited)

	As of
	December 30, 2017	September 30, 2017
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$390,661	$392,410
Restricted cash	528	530
Short-term investments	259,000	216,000
Accounts and other receivable, net of allowance for doubtful accounts of $354 and $79 respectively	173,777	198,480
Inventories, net	106,683	122,023
Prepaid expenses and other current assets	22,686	23,939
TOTAL CURRENT ASSETS	953,335	953,382

Property, plant and equipment, net	71,720	67,762
Goodwill	57,063	56,318
Intangible assets, net	60,586	62,316
Deferred income taxes	12,276	27,771
Equity investments	1,518	1,502
Other assets	2,088	2,056
TOTAL ASSETS	$1,158,586	$1,171,107

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES
Accounts payable	$68,370	$51,354
Accrued expenses and other current liabilities	80,147	132,314
Income taxes payable	18,137	16,780
TOTAL CURRENT LIABILITIES	166,654	200,448

Financing obligation	16,130	16,074
Deferred income taxes	26,940	26,779
Income taxes payable	89,491	6,438
Other liabilities	9,000	8,432
TOTAL LIABILITIES	308,215	258,171

SHAREHOLDERS' EQUITY
Common stock, no par value	510,736	506,515
Treasury stock, at cost	(160,884)	(157,604)
Retained earnings	496,655	561,986
Accumulated other comprehensive income	3,864	2,039
TOTAL SHAREHOLDERS' EQUITY	850,371	912,936

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$1,158,586	$1,171,107

KULICKE & SOFFA INDUSTRIES, INC.
CONSOLIDATED CONDENSED STATEMENTS OF CASH FLOWS
(In thousands)
(Unaudited)

	Three months ended
	December 30, 2017	December 31, 2016
Net cash provided by operating activities	$50,333	$30,049
Net cash used in investing activities, continuing operations	(48,183)	(2,659)
Net cash (used in) / provided by financing activities, continuing operations	(3,391)	142
Effect of exchange rate changes on cash, cash equivalents and restricted cash	(510)	1,987
Changes in cash, cash equivalents and restricted cash	(1,751)	29,519
Cash, cash equivalents and restricted cash, beginning of period*	392,940	423,907
Cash, cash equivalents and restricted cash, end of period	$391,189	$453,426

Short-term investments	259,000	124,000
Total cash, cash equivalents, restricted cash and short-term investments	$650,189	$577,426
*Certain time deposits as at October 1, 2016 were previously reclassified from cash equivalents to short-term investments for comparative purposes.

Reconciliation of U.S. GAAP Income from Operating
to Non-GAAP Income from Operation and Operating Margin
(in thousands, except percentages)
(unaudited)

	Three months ended
	December 30, 2017	December 31, 2016	September 30, 2017
Net revenue	213,691	149,639	215,892
U.S. GAAP Income from operations	38,571	17,281	36,904
U.S. GAAP operating margin	18.0%	11.5%	17.1%

Pre-tax non-GAAP items:
Amortization related to intangible assets acquired through business combination- selling, general and administrative	1,943	1,523	1,989
Restructuring	1,314	—	1,531
Non-GAAP Income from operations	41,828	18,804	40,424
Non-GAAP operating margin	19.6%	12.6%	18.7%

Reconciliation of U.S. GAAP Net Income to Non-GAAP Net Income and
U.S. GAAP net income per share to Non-GAAP net income per share
(in thousands, except per share data)
(unaudited)

	Three months ended
	December 30, 2017	December 31, 2016	September 30, 2017
Net revenue	213,691	149,639	215,892
U.S. GAAP net (loss)/income	(69,337)	15,583	36,576
U.S. GAAP net margin	(32.4)%	10.4%	16.9%

Pre-tax non-GAAP adjustments:
Amortization related to intangible assets acquired through business combination- selling, general and administrative	1,943	1,523	1,989
Restructuring	1,314	—	1,531
Income tax expense- Tax Reform	104,955	—	—
Net income tax benefit on non-GAAP items	(36)	(22)	(44)
Total non-GAAP adjustments	108,176	1,501	3,476
Non-GAAP net income	38,839	17,084	40,052
Non-GAAP net margin	18.2%	11.4%	18.6%

U.S. GAAP net (loss)/income per share:
Basic	(0.98)	0.22	0.52
Diluted (a)	(0.98)	0.22	0.51

Non-GAAP adjustments per share:
Basic	1.53	0.02	0.05
Diluted	1.51	0.02	0.05

Non-GAAP net income per share:
Basic	0.55	0.24	0.57
Diluted (b)	0.54	0.24	0.56

(a)
GAAP diluted net earnings per share reflects any dilutive effect of outstanding restricted stock units and stock options, but that effect is excluded when calculating GAAP diluted net (loss) per share because it would be anti-dilutive. For the three months ended December 30, 2017, 1.2 million shares of restricted stock units and stock options were excluded due to the Company's net loss.

(b)	Non-GAAP diluted net earnings per share reflects any dilutive effect of outstanding restricted stock units and stock options.